Exhibit 10.1

Execution Version

EXTRACTION OIL & GAS, INC.
EXTRACTION FINANCE CORP.

AND EACH OF THE GUARANTORS PARTY HERETO

7.875% SENIOR NOTES DUE 2021

FIRST SUPPLEMENTAL INDENTURE,

Dated as of October 17, 2016

WELLS FARGO BANK, NATIONAL ASSOCIATION

Trustee

This First Supplemental Indenture, dated as of October 17, 2016 (this “Supplemental Indenture”), is among Extraction Oil & Gas, Inc., a Delaware corporation (the “Successor Company”), Extraction Finance Corp. (the “Co-Issuer”), the Guarantors named on the signature pages herein (the “Guarantors”), and Wells Fargo Bank, National Association, as Trustee under the Indenture referred to below.

W I T N E S S E T H:

WHEREAS, Extraction Oil & Gas Holdings, LLC, a Delaware limited liability company (“Holdings”), and the Co-Issuer (together with Holdings, the “Issuers”), the Guarantors and the Trustee are parties to an Indenture, dated as of July 18, 2016 (the “Indenture”), providing for the issuance of an aggregate principal amount of $550,000,000 of 7.875% Senior Notes due 2021 of the Issuers (the “Notes”);

WHEREAS, on the date hereof, Holdings has merged with and into the Successor Company, which has survived the merger (the “Merger”);

WHEREAS, pursuant to Section 5.01 of the Indenture, the Successor Company is required to execute and deliver to the Trustee a supplemental indenture pursuant to which the Successor Company shall assume all obligations of Holdings under the Indenture and the Notes;

WHEREAS, pursuant to Section 9.01(c) of the Indenture, the Trustee, the Guarantors, the Co-Issuer and the Successor Company are authorized to execute and deliver this Supplemental Indenture without the consent of any Holder;

WHEREAS, the Successor Company was formerly known as Extraction Oil & Gas, LLC, a Guarantor, which converted into the Successor Company upon filing of a Certificate of Conversion with the Secretary of State of Delaware on October 11, 2016, and upon the merger of Holdings with and into the Successor Company, is no longer a Guarantor;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

ARTICLE I

Definitions

SECTION 1.1  Defined Terms.  As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recitals hereto are used herein as therein defined.  The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

ARTICLE II

Agreement to Assume Obligations of Issuer

SECTION 2.1  Agreement to Assume Obligations of Holdings.  The Successor Company hereby unconditionally assumes all obligations of Holdings, as an Issuer under the Indenture and the Notes. In accordance with Section 5.02 of the Indenture, the Successor Company shall succeed to and be substituted for, and may exercise all rights and powers of Holdings as Issuer under the Indenture and the Notes and all references in the Indenture and the Notes to the “Issuer” shall hereafter refer to the Successor Company, and the Successor Company agrees to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of Holdings under the Indenture and the Notes.

ARTICLE III

Miscellaneous

SECTION 3.1   Notices.  All notices and other communications to the parties thereto shall continue to be given as provided in Section 12.02 of the Indenture, except that notices to any of the Issuers or Guarantors shall be given to the Successor Company at the address specified therein.

SECTION 3.2   Parties.  Nothing expressed or mentioned herein is intended or shall be construed to give any Person, other than the Holders and the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or the Indenture or any provision herein or therein contained.

SECTION 3.3   Governing Law.  This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 3.4   Severability Clause.  In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

SECTION 3.5   Ratification of Indenture; Supplemental Indenture Part of Indenture.  Except as expressly supplemented and amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of the Notes heretofore or hereafter authenticated and delivered shall be bound hereby.  The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture or with respect to the recitals contained herein, all of which recitals are made solely by the other parties hereto.

SECTION 3.6   Counterparts.  The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto.  Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

SECTION 3.7   Headings.  The headings of the Articles and the Sections in this Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

EXTRACTION OIL & GAS, INC.

	By:	/s/ Russell T. Kelley, Jr.
	Name:	Russell T. Kelley, Jr.
	Title:	Chief Financial Officer

EXTRACTION FINANCE CORP.

	By:	/s/ Russell T. Kelley, Jr.
	Name:	Russell T. Kelley, Jr.
	Title:	Chief Financial Officer

GUARANTORS
XTR MIDSTREAM, LLC

	By:	/s/ Russell T. Kelley, Jr.
	Name:	Russell T. Kelley, Jr.
	Title:	Chief Financial Officer

7N, LLC

	By:	/s/ Russell T. Kelley, Jr.
	Name:	Russell T. Kelley, Jr.
	Title:	Chief Financial Officer

MOUNTAINTOP MINERALS, LLC

	By:	/s/ Russell T. Kelley, Jr.
	Name:	Russell T. Kelley, Jr.
	Title:	Chief Financial Officer

Signature Page to Supplemental Indenture

8 NORTH, LLC

By:	/s/ Russell T. Kelley, Jr.
Name:	Russell T. Kelley, Jr.
Title:	Chief Financial Officer

ELEVATION MIDSTREAM, LLC

By:	/s/ Russell T. Kelley, Jr.
Name:	Russell T. Kelley, Jr.
Title:	Chief Financial Officer

XOG SERVICES, LLC

By:	/s/ Russell T. Kelley, Jr.
Name:	Russell T. Kelley, Jr.
Title:	Chief Financial Officer

XOG SERVICES, INC.

By:	/s/ Russell T. Kelley, Jr.
Name:	Russell T. Kelley, Jr.
Title:	Chief Financial Officer

Signature Page to Supplemental Indenture

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Patrick Giordano
Name:	Patrick Giordano
Title:	Vice President

Signature Page to Supplemental Indenture